THE GABELLI EQUITY INCOME FUND

                               SEMI-ANNUAL REPORT

                                MARCH 31, 2002(A)

                               [GRAPHIC OMITTED]
                          GRAPHIC OF FOUR STARS OMITTED


            MORNINGSTAR RATED[TM] GABELLI EQUITY INCOME FUND 4 STARS
                  OVERALL AND FOR THE THREE, FIVE AND TEN-YEAR
                 PERIODS ENDED 03/31/02 AMONG 5040, 3293 AND 926
                      DOMESTIC EQUITY FUNDS, RESPECTIVELY.



TO OUR SHAREHOLDERS,

      The overall economic and stock market unfolded along the lines we anticipated in our year-end report and in our interview with Barrons which we shared with you.

      We articulated that a combination of dynamics would converge to cause economic activity, particularly in the first quarter, to be above the long-term Gross Domestic Product ("GDP") growth of 3% to 4% that we had anticipated for the balance of this decade.

      In addition, we were and are in a camp of those that indicated that earnings would surge upwards in 2002 driven by the higher volume, lower energy, better inter-relationships between price/cost/productivity gains, the absence of "the Kitchen Sink," and Financial Accounting Standards Board ("FASB") 142.

      On the other side, we argued that we needed the rising earnings to provide the underpinnings for a market that could readily be weighed down by concerns from "Enronitis," analyst conflicts, Mid-East issues, the continuing war effort and high equity valuations. The overall market would make little progress rising some 5% or declining some 10% on the year -- this was our scenario.

SO WHAT HAPPENED?

      Solid evidence that the economy had emerged from recession spawned a stock market rally in late February/early March. However, the market stalled in late March as investors waited to see if the brightening economic outlook would translate into good first quarter earnings. At quarter-end, the leading market indices were virtually unchanged, with the Dow Jones Industrial Average and the Standard & Poor's ("S&P") 500 Index posting modest gains. Large cap stocks continued to be battered as momentum investors abandoned this style of speculation for investments in value-type stocks, particularly among lesser known (and owned) small cap companies. Buoyed by strong returns from holdings in the auto parts, media, and travel and lodging sectors, the Gabelli Equity Income Fund (the "Fund") enjoyed a roughly 4% appreciation.


--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein:
(1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 3/31/02 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (a)(b)



                                                               Calendar Quarter
                                                    ----------------------------------------
                                                    1ST         2ND         3RD        4TH           YEAR
                                                    --------------------------------------------------------
  2002:   Net Asset Value .....................   $14.72        --          --         --             --
          Total Return ........................     4.8%        --          --         --             --
------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .....................   $14.50      $15.07     $13.88       $14.37        $14.37
          Total Return ........................    (2.3)%       4.4%      (7.5)%        5.1%         (0.9)%
------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................   $15.86      $15.86     $16.35       $14.91        $14.91
          Total Return ........................     0.8%        0.8%       3.8%         5.6%         11.3%
------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................   $16.39      $18.26     $17.58       $15.80        $15.80
          Total Return ........................    (1.5)%      11.7%      (3.4)%        2.8%          9.3%
------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................   $17.70      $17.72     $15.97       $16.70        $16.70
          Total Return ........................    10.1%        0.5%      (9.7)%       12.7%         12.6%
------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................   $14.27      $16.03     $17.39       $16.12        $16.12
          Total Return ........................     1.2%       12.7%       8.8%         3.0%         27.9%
------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $13.47      $13.54     $13.81       $14.16        $14.16
          Total Return ........................     5.5%        1.0%       2.5%         8.0%         17.9%
------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................   $11.56      $11.99     $12.65       $12.84        $12.84
          Total Return ........................     8.5%        4.3%       6.1%         6.9%         28.3%
------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .....................   $11.26      $11.08     $11.54       $10.72        $10.72
          Total Return ........................    (2.2)%      (0.8)%      4.9%        (0.7)%         1.1%
------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value .....................   $11.35      $11.72     $12.15       $11.57        $11.57
          Total Return ........................     7.4%        3.8%       4.2%         1.5%         17.9%
------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value .....................   $10.19      $10.36     $10.40       $10.64        $10.64
          Total Return ........................     2.4%(b)     2.3%       1.1%         3.7%          9.8%(c)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A) (D)
              -----------------------------------------------------
                                                                                                     SINCE
                                        QUARTER     1 YEAR      3 YEAR     5 YEAR      10 YEAR    INCEPTION (C)
                                        -------     ------      ------     ------      -------    ------------
   Gabelli Equity Income Fund ........  4.18%        5.74%       8.46%     12.33%      13.34%        13.25%
   S&P 500 Index .....................  0.28%        0.24%      (2.53)%    10.18%      13.25%        12.62%
   Nasdaq Composite Index ............ (5.39)%       0.28%      (9.16)%     8.60%      11.82%        11.84%
   Lipper Equity Income Fund Avg. ....  2.74%        3.24%       3.00%      8.42%      11.32%        11.11%
------------------------------------------------------------------------------------------------------------

(a)  Total returns and average annual returns reflect changes in share price and reinvestment  of dividends and are net of expenses.  The net asset value of the Fund is reduced on the ex-dividend  (payment) date by the amount of the
     dividend  paid. Of course,  returns  represent  past  performance  and   do
     not guarantee future results.  Investment returns and the  principal  value of an investment  will  fluctuate. When  shares  are  redeemed, they may be worth more or less than  their  original cost. Performance  for  periods of less than one year are not annualized.
(b)  The Fund's fiscal year ends September 30.
(c)  From commencement of investment operations on January 2, 1992.
(d)  The S&P 500 Index and the Nasdaq  Composite Index are unmanaged  indicators of stock market performance,  while the Lipper Average reflects the average performance of mutual funds classified in this particular category.
------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]
GRAPHIC OF TRIANGLE OMITTED
EPS PMV MANAGEMENT CASH FLOW RESEARCH

COMMENTARY

THE RECOVERY: CHARLES ATLAS OR THE 98-POUND WEAKLING?

      Impressive first and perhaps second quarter GDP growth appears to be "in the bag" -- largely the result of the lift in manufacturing schedules from the absence of "the inventory drag" in output. At issue is how much longer consumer spending can fuel economic growth and whether we will see the long awaited rebound in business investment in the second half of 2002. We believe the consumer spending will remain relatively strong. The Federal Reserve Board ("Fed") will probably hike rates later in the year -- "taking back" the post 9/11 cuts -- but interest rates should remain relatively low. Mortgage re-financing will abate as rates rise, but lower mortgage payments will continue to have a positive effect on household cash flow. In addition, the 2001 tax cuts that took place in 2002 continue to bolster workers' "take home" pay. Political dynamics, volatility in oil prices and in the U.S. dollar will act as a drag on consumer psychology. Our concerns center on the U.S. dollar, the Fed's stop-go/stop-go policy and the "what if?" if the housing sector gets crimped.

      We don't anticipate a surge in business investment this year and doubt that technology capital spending will increase significantly. However, because corporations reduced inventories so aggressively following the terrorist attacks, capital outlays on cost saving equipment should increase as production is ramped up to meet current retail activity. Should inventories be restocked, this would put added zest to the manufacturing schedule. For example, General Motors' "Keep America Rolling" campaign removed a million units from auto industry inventories. The company has to increase production, which is below demand, or inventories will be depleted even further. Our conclusion is that business investment will trend higher, particularly as the year unfolds, providing enough additional support to sustain an economic recovery muted by higher oil prices. Finally, we observe that exports to Europe and Japan will help in 2003, as will continued pick-up in defense-related spending.

EARNINGS VERSUS VALUATIONS AND INTEREST RATES

      We believe aggressive cost cutting and improved productivity will produce a strong earnings rebound in 2002. If earnings do exceed still cautious estimates, they will certainly win some market rounds in the battle ahead. However, high equity valuations combined with rising interest rates in the second half of the year will prove to be a tough opponent. Right now, this fight is too close to call. Our best guess is that it will be an up-and-down contest with one or the other gaining a split decision at year-end. In other words, we believe the stock market may be able to make halting progress over the balance of the year, but we doubt equity investors will be rewarded by a decisive victory. In this environment, stock picking will be the primary determinant of investment returns.

THE URGE TO MERGE

      Merger and acquisition activity, already diminished during the economic downturn, came to a screeching halt in the aftermath of 9/11. Yet, the urge to merge remains strong. In a slower growth economy, more companies depend on acquisitions for growth. Corporations are focused on preserving profit margins through realizing economies of scale. In general, the government now appears to be more concerned with supporting economic growth than scrutinizing proposed business combinations. FASB Statement 142, which does not require companies to amortize goodwill, diminishes the penalty on earnings for acquiring companies. Now that the political, economic, and stock market dust appears to be settling, we believe pent-up deal demand will result in accelerating deal activity in the year ahead.

INVESTMENT SCORECARD

      This quarter, auto and auto parts companies including General Motors, ArvinMeritor Inc. and Dana Corp. were among our best performers. We also enjoyed good gains from defense companies Raytheon and Lockheed Martin and media giants Tribune Company, Viacom, and Disney.

      Telecommunications investments (both wired and wireless) continued to disappoint with stocks such as AT&T Wireless, Qwest, Broadwing, and Cable & Wireless near the bottom of our performance list. In general, the telecommunications industry continues to be plagued by excess capacity and cutthroat pricing. Importantly, however, demand is still growing and we expect industry consolidation to remove some of the competitive pressures that have negatively impacted cash flow and earnings.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $40.96 - NYSE), one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes 80% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and consumers; American Express Financial Advisors, which contributes 17% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations, and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share (EPS) growth between 12% and 15%.

BROADWING INC. (BRW - $6.99 - NYSE) located in Cincinnati, OH, received its new name in 1999 when local phone provider Cincinnati Bell made a $3.2 billion acquisition of IXC Communications and gained access to a nation-wide all optical fiber network. Broadwing's Cincinnati-based operations include one million local phone lines and about


                Dividend History
---------------------------------------------

                        Rate    Reinvestment
   Payment (ex) Date  Per Share    Price
---------------------------------------------
   March 26, 2002       $0.06      $14.78
---------------------------------------------
   December 20, 2001    $0.22      $14.17
   September 26, 2001   $0.06      $13.45
   June 27, 2001        $0.06      $15.07
   March 28, 2001       $0.06      $14.32
---------------------------------------------
   December 20, 2000    $2.26      $14.27
   September 28, 2000   $0.12      $16.38
   June 28, 2000        $0.12      $16.02
   March 29, 2000       $0.06      $15.75
---------------------------------------------
   December 20, 1999    $2.21      $15.30
   September 27, 1999   $0.06      $17.39
   June 28, 1999        $0.05      $17.98
   March 29, 1999       $0.06      $16.67
---------------------------------------------
   December 21, 1998    $1.27      $16.36
   September 28, 1998   $0.04      $16.20
   June 26, 1998        $0.06      $17.65
   March 27, 1998       $0.05      $17.70
---------------------------------------------
   December 29, 1997    $1.78      $15.94
   September 30, 1997   $0.05      $17.39
   June 30, 1997        $0.05      $16.03
   March 31, 1997       $0.06      $14.27
---------------------------------------------
   December 27, 1996    $0.76      $14.28
   September 30, 1996   $0.07      $13.81
   June 28, 1996        $0.06      $13.54
   March 31, 1996       $0.07      $13.47
---------------------------------------------
   December 29, 1995    $0.68      $12.84
   September 29,1995    $0.07      $12.65
   June 30, 1995        $0.07      $11.99
   March 31, 1995       $0.07      $11.56
---------------------------------------------
   December 30, 1994    $0.74      $10.72
   September 30, 1994   $0.08      $11.54
   June 30, 1994        $0.09      $11.08
   March 31, 1994       $0.06      $11.26
---------------------------------------------
   December 31, 1993    $0.76      $11.57
   September 30, 1993   $0.06      $12.15
   June 30, 1993        $0.06      $11.72
   March 31, 1993       $0.08      $11.35
---------------------------------------------
   December 31, 1992    $0.15      $10.64
   September 30, 1992   $0.07      $10.40
   June 30, 1992        $0.06      $10.36
   March 31, 1992       $0.05      $10.19
---------------------------------------------

465,000 wireless customers through its 80% ownership of a wireless JV with AT&T Wireless Services (AWE - $8.95 - NYSE). Broadwing also offers long distance voice and broadband data services to other carriers and enterprise accounts on a nation-wide basis. Broadwing's incumbent local exchange carrier's (ILEC) operations are surrounded by SBC Communications (SBC - $37.44 -
NYSE)/Ameritech's local footprint.

CINERGY CORP. (CIN - $35.75 - NYSE) is another consolidation play. Cinergy has been to the altar more times than Billy Bob Thornton (or Elizabeth Taylor for our more senior shareholders) but never quite got the deal done. The stumbling block has been, as always, "social issues." The logjam may be breaking, however, given the burgeoning stock and option position of Cinergy's senior management team. Cinergy has a mouthwatering portfolio of very low cost coal-fired generating plants, an opportunity to make a lot of money in the deregulating Ohio wholesale generating market, and transmission access that is highly strategic to a bigger buyer.

CONSTELLATION ENERGY GROUP INC. (CEG - $30.85 - NYSE) is a position that was initiated in October 2001. The stock is a fallen angel. Constellation had grandiose plans to split off the competitive generation business as a separate publicly traded stock. In October, as the generating companies' stocks cratered, the company reversed its strategy and flushed its entire senior management team. The new management and strategy were unveiled at an analyst meeting in January and were well received by investors. The plan focused internally on better management of operations and costs. The company expects to earn $2.70 in 2002 and should be earning at least $3.00 in 2003. The stock is statistically cheap but will remain under a cloud until the company starts to deliver results in line with expectations.

GALLAHER GROUP PLC (GLH - $30.85 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of (pound)5.46 billion in 2001, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. GLH's brands include Benson & Hedges and Silk Cut in the U.K., and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange. Gallaher announced in June 2001 that it has agreed to purchase Austrian Republic's 41.13% of Austria Tabak for 85 Euros per share, which will trigger a cash offer for the remaining 58.87%. As of year-end, Gallaher owns 100% of Austria Tabak.

GENERAL MOTORS CORP. (GM - $60.45 - NYSE) is the largest producer of motor vehicles in the world, with unit sales of over eight million cars, trucks, and commercial vehicles in 2001 alone. The company has operating subsidiaries in North America, Europe, Latin America, and Asia, and equity interests in manufacturers in Europe (Fiat Auto Holdings) and Japan (Isuzu, Suzuki, Subaru). General Motors Acceptance Corporation provides retail and wholesale financing to consumers and dealers worldwide, as well as vehicle leasing, mortgage, and insurance products. The company's Hughes Electronics (GMH - $16.45 - NYSE) subsidiary provides direct-to-home satellite television services to over 10 million consumers in the U.S. under the DirecTV brand name.

GENUINE PARTS CO. (GPC - $36.77 - NYSE), a Georgia corporation incorporated in 1928, is a service organization engaged in the distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The Company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company), is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The
Electrical/Electronic Materials Group (EIS) distributes materials for the manufacture and repair of electrical and electronic apparatus.

GUCCI GROUP NV (GUC - $92.52 - NYSE), Pinault Printemps (PPR - $109.95 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (LVMHY - $10.15 - Nasdaq) have signed a three-step agreement under which PPR will take control of Gucci. In the first step, PPR has raised its stake in Gucci by buying 8.6 million shares from LVMH. Gucci has also already paid to holders a dividend of $7 per share. The final step will enable Gucci public shareholders to "put" (sell) their shares to PPR at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including dividends, is approximately 5% annualized.

RGS ENERGY GROUP INC. (RGS - $39.25 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February 2001, RGS agreed to be acquired by Energy East (EAS - $21.75 - NYSE), its upstate neighbor. The acquisition is expected to close shortly. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox (XRX - $10.75 - NYSE) and Eastman Kodak (EK - $31.17 - NYSE). Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time.

SENSIENT TECHNOLOGIES CORP. (SXT - $23.02 - NYSE), which changed its name from Universal Foods Corporation on November 6, 2000, produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink-jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through several acquisitions. These acquisitions have expanded both its product line and distribution. The company sold its Red Star Yeast business in February 2001 in order to focus on the core color and fragrance divisions. Sensient continues to make acquisitions to further diversify its product offerings in the non-food markets. Since the beginning of the year, Sensient has made three small acquisitions with revenues of approximately $36 million.

TRIBUNE CO. (TRB - $45.46 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets -- New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), NEWSDAY, LOS ANGELES TIMES, and CHICAGO TRIBUNE. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

VERIZON COMMUNICATIONS INC. (VZ - $45.65 - NYSE) was formed by the merger of Bell Atlantic and GTE, and combination of the wireless assets of the combined company with U.S. assets of Vodafone Group PLC (VOD - $18.43 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing over 29 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                     WHO                        WHEN
                     ---                        ----
 Special Chats:      Mario J. Gabelli           First Monday of each month
                     Howard Ward                First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                MAY                            JUNE             JULY
                ----                           ----             ----
 1st Wednesday  Ivan Arteaga                   Henry Van der Eb Ivan Arteaga
 2nd Wednesday  Charles Minter & Martin Weiner Caesar Bryan     Caesar Bryan
 3rd Wednesday  Walter Walsh & Laura Linehan   Ivan Arteaga     Lynda Calkin
 4th Wednesday  Hart Woodson                   Barbara Marcin   Henry Van der Eb
 5th Wednesday  Barbara Marcin                                  Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      As should be expected, higher-yielding stocks performed relatively well in a flat market. With low yields from fixed income alternatives and uncertainty over the strength of the economic recovery, we believe many investors will continue to favor dividend-paying stocks and our focus on quality and yield will continue to be productive.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.


                                                    Sincerely,
                                                    /S/ Mario J. Gabelli
                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

May 1, 2002


                                SELECTED HOLDINGS
                                 MARCH 31, 2002
--------------------------------------------------------------------------------

American Express Co.                    General Motors Corp.
Broadwing Inc.                          Genuine Parts Co.
Cinergy Corp.                           Gucci Group NV
Constellation Energy Group Inc.         Sensient Technologies Corp.
Gallaher Group plc                      Verizon Communications Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
  SHARES                                           COST           VALUE
--------                                          -----          -------
              COMMON STOCKS -- 77.0%
              AEROSPACE -- 1.5%
     15,000   Boeing Co. ..................  $   575,793     $   723,750
      5,000   Lockheed Martin Corp. .......      104,386         287,900
      9,000   Northrop Grumman Corp. ......      560,588       1,017,450
     12,000   Raytheon Co. ................      331,600         492,600
      2,000   Rockwell Automation Inc. ....       25,686          40,120
      2,000   Rockwell Collins Inc. .......       15,844          50,440
                                             -----------     -----------
                                               1,613,897       2,612,260
                                             -----------     -----------
              AUTOMOTIVE -- 0.6%
      4,500   Ford Motor Co. ..............       67,417          74,205
     15,000   General Motors Corp. ........      557,556         906,750
                                             -----------     -----------
                                                 624,973         980,955
                                             -----------     -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.5%
      5,000   ArvinMeritor Inc. ...........      106,485         142,750
     55,000   Dana Corp. ..................      957,541       1,180,850
     18,000   Ethyl Corp.+ ................       48,688          20,700
     25,000   GenCorp Inc. ................      228,209         393,000
     37,000   Genuine Parts Co. ...........      859,646       1,360,490
      2,500   Johnson Controls Inc. .......      127,000         220,775
     18,000   Modine Manufacturing Co. ....      506,238         485,820
     25,000   Pennzoil-Quaker State Co. ...      538,908         536,750
      4,000   Tenneco Automotive Inc.+ ....       37,073          16,000
                                             -----------     -----------
                                               3,409,788       4,357,135
                                             -----------     -----------
              AVIATION: PARTS AND SERVICES -- 1.6%
     25,000   Barnes Group Inc. ...........      449,017         612,500
     16,000   Curtiss-Wright Corp. ........      233,575       1,064,000
      5,048   Curtiss-Wright Corp.,
                Cl. B .....................      212,974         329,382
     10,000   United Technologies
                Corp. .....................      337,917         742,000
                                             -----------     -----------
                                               1,233,483       2,747,882
                                             -----------     -----------
              BROADCASTING -- 0.0%
     20,000   Granite Broadcasting
                Corp.+ ....................      106,004          42,000
                                             -----------     -----------
              BUSINESS SERVICES -- 0.5%
      6,000   Donnelley (R.H.) Corp.+ .....       68,850         182,580
        500   Imation Corp.+ ..............        7,150          13,265
      1,500   Landauer Inc. ...............       25,747          56,925
     23,000   New England Business
               Service Inc. ...............      404,159         590,410
        100   SYNAVANT Inc.+ ..............          564             337
                                             -----------     -----------
                                                 506,470         843,517
                                             -----------     -----------
              COMMUNICATIONS EQUIPMENT -- 0.3%
     35,000   Corning Inc. ................      334,328         266,700
     20,000   Motorola Inc. ...............      375,420         284,000
                                             -----------     -----------
                                                 709,748         550,700
                                             -----------     -----------

                                                                 MARKET
  SHARES                                           COST           VALUE
--------                                          -----          -------
              COMPUTER HARDWARE -- 0.1%
        300   International Business
               Machines Corp. .............  $     3,810     $    31,200
     13,000   Xerox Corp.+ ................      126,343         139,750
                                             -----------     -----------
                                                 130,153         170,950
                                             -----------     -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.2%
     23,000   EMC Corp.+ ..................      385,950         274,160
                                             -----------     -----------
              CONSUMER PRODUCTS -- 6.1%
      1,000   Clorox Co. ..................       33,050          43,630
     55,000   Eastman Kodak Co. ...........    1,957,268       1,714,350
     22,000   Energizer Holdings
                 Inc.+ ....................      429,039         522,500
     75,000   Gallaher Group plc,
                 ADR ......................    1,614,558       2,313,750
     30,000   Gillette Co. ................      874,125       1,020,300
     22,000   Maytag Corp. ................      678,165         973,500
     30,000   National Presto
                 Industries Inc. ..........    1,133,505         862,800
     35,000   Philip Morris Companies
                Inc. ......................    1,402,438       1,843,450
     13,000   Procter & Gamble Co. ........      891,548       1,171,170
      5,000   Rothmans Inc. ...............       77,040          97,152
                                             -----------     -----------
                                               9,090,736      10,562,602
                                             -----------     -----------
              CONSUMER SERVICES -- 0.3%
     22,000   Rollins Inc. ................      415,069         464,200
                                             -----------     -----------
              DIVERSIFIED INDUSTRIAL -- 2.8%
     22,000   Acuity Brands Inc. ..........      342,225         363,660
     30,000   Cooper Industries Inc. ......    1,199,790       1,258,500
     38,000   GATX Corp. ..................    1,173,772       1,208,400
      1,000   General Electric Co. ........        7,827          37,450
        600   Harbor Global Co. Ltd. ......        2,438           4,320
      8,000   Honeywell International
               Inc. .......................      225,519         306,160
      2,500   Minnesota Mining &
               Manufacturing Co.+ .........      213,645         287,525
      3,000   National Service
               Industries Inc. ............       35,452          31,320
     20,000   Sensient Technologies
               Corp. ......................      357,419         460,400
     18,000   Thomas Industries Inc. ......      141,892         526,500
      3,000   Trinity Industries Inc. .....       64,670          72,930
     10,000   Tyco International Ltd. .....      275,500         323,200
                                             -----------     -----------
                                               4,040,149       4,880,365
                                             -----------     -----------
              ELECTRONICS -- 0.5%
      3,000   Texas Instruments Inc. ......       71,850          99,300
     40,000   Thomas & Betts Corp. ........      725,368         846,400
                                             -----------     -----------
                                                 797,218         945,700
                                             -----------     -----------
              ENERGY AND UTILITIES: ELECTRIC -- 5.2%
      5,500   American Electric Power
               Company Inc. ...............      235,729         253,495
     80,000   Cinergy Corp. ...............    2,443,468       2,860,000
     70,000   Conectiv ....................    1,509,794       1,742,300
     13,000   DTE Energy Co. ..............      580,060         591,500


                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
  SHARES                                           COST           VALUE
--------                                          -----          -------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: ELECTRIC (CONTINUED)
    100,000   El Paso Electric Co.+ .......  $   790,289     $ 1,565,000
     10,000   FPL Group Inc. ..............      527,548         595,500
     60,000   Northeast Utilities .........    1,129,569       1,192,200
      4,000   UIL Holdings Corp. ..........      190,238         232,400
                                             -----------     -----------
                                               7,406,695       9,032,395
                                             -----------     -----------
              ENERGY AND UTILITIES: INTEGRATED -- 8.4%
      5,000   Aquila Inc. .................      130,647         124,200
     44,000   BP plc, ADR .................    1,030,210       2,336,400
     35,000   Burlington Resources
               Inc. .......................    1,340,920       1,403,150
     40,000   CH Energy Group Inc. ........    1,641,289       1,898,000
     72,000   Constellation Energy
               Group Inc. .................    1,715,381       2,221,200
      6,000   Dominion Resources
               Inc. .......................      364,300         390,960
     50,000   DQE Inc. ....................    1,088,981       1,065,500
     30,000   Energy East Corp. ...........      639,384         652,500
     29,000   Eni SpA .....................      304,221         425,031
     30,000   NSTAR .......................      848,591       1,360,200
     15,000   Progress Energy Inc.+ .......        7,800           4,125
      4,000   Public Service Enterprise
               Group Inc. .................      131,300         183,200
     35,000   RGS Energy Group Inc. .......    1,201,030       1,373,750
      8,000   ScottishPower plc, ADR ......      225,124         163,600
     55,000   Western Resources Inc. ......    1,020,203         943,250
                                             -----------     -----------
                                              11,689,381      14,545,066
                                             -----------     -----------
              ENERGY AND UTILITIES: NATURAL GAS -- 2.7%
     50,000   AGL Resources Inc. ..........      944,889       1,175,000
     30,500   ONEOK Inc. ..................      473,290         635,925
      3,000   Peoples Energy Corp. ........      103,188         118,140
     12,000   Piedmont Natural Gas
               Co. Inc. ...................      394,017         427,200
     28,000   SEMCO Energy Inc. ...........      364,312         268,800
      5,019   Southern Union Co. ..........       91,658          91,948
     75,000   Southwest Gas Corp. .........    1,260,525       1,875,000
                                             -----------     -----------
                                               3,631,879       4,592,013
                                             -----------     -----------
              ENERGY AND UTILITIES: OIL -- 5.2%
     39,260   ChevronTexaco Corp. .........    1,803,987       3,544,000
     75,000   Conoco Inc. .................    2,003,285       2,188,500
      6,000   Devon Energy Corp. ..........      267,690         289,620
     44,000   Exxon Mobil Corp. ...........      642,933       1,928,520
      5,000   Kerr-McGee Corp. ............      281,366         314,250
      8,759   Total Petroleum of North
               America Ltd., ADR ..........      299,550         670,940
                                             -----------     -----------
                                               5,298,811       8,935,830
                                             -----------     -----------
              ENERGY AND UTILITIES: SERVICES -- 1.0%
     60,000   Halliburton Co. .............      996,239       1,024,200
     12,000   Schlumberger Ltd. ...........      628,981         705,840
                                               --------        --------
                                               1,625,220       1,730,040
                                             -----------     -----------
                                                                 MARKET
  SHARES                                           COST           VALUE
--------                                          -----          -------
              ENERGY AND UTILITIES: WATER -- 0.2%
     17,000   Philadelphia Suburban
               Corp. ......................  $   261,294     $   399,500
                                             -----------     -----------
              ENTERTAINMENT -- 0.7%
     35,000   Disney (Walt) Co. ...........      909,630         807,800
     10,000   Fox Entertainment
               Group Inc., Cl. A+ .........      236,240         236,500
      2,000   Viacom Inc., Cl. A+ .........       30,550          97,200
                                             -----------     -----------
                                               1,176,420       1,141,500
                                             -----------     -----------
              ENVIRONMENTAL SERVICES -- 0.3%
     20,000   Waste Management Inc. .......      328,511         545,000
                                             -----------     -----------
              EQUIPMENT AND SUPPLIES -- 1.2%
      3,000   Caterpillar Inc. ............       35,181         170,550
     24,000   Deere & Co. .................      382,225       1,093,200
      2,000   Ingersoll-Rand Co.,
                Cl. A .....................       84,460         100,040
      1,500   Minerals Technologies Inc. ..       37,938          78,705
      2,000   Parker-Hannifin Corp. .......       77,350          99,800
     18,000   Smith (A.O.) Corp. ..........      388,300         458,100
                                             -----------     -----------
                                               1,005,454       2,000,395
                                             -----------     -----------
              FINANCIAL SERVICES -- 13.6%
      5,000   Aegon NV, ADR ...............       89,038         122,200
      1,530   Alleghany Corp. .............      301,600         286,875
      5,000   Allstate Corp. ..............      177,405         188,850
     61,000   American Express Co. ........    2,135,388       2,498,560
     44,000   Argonaut Group Inc. .........      918,304         930,160
      5,000   Banco Popular
               Espanol SA .................      185,939         188,437
     18,000   Banco Santander Central
               Hispano SA, ADR ............       64,963         147,960
      2,000   Banco Santiago ..............       29,250          40,200
      9,052   Bank of America Corp. .......      167,810         615,717
     26,000   Bank of New York
                Co. Inc. ..................    1,048,746       1,092,520
     24,000   Bank One Corp. ..............      843,734       1,002,720
     18,000   Bankgesellschaft Berlin AG ..      253,620          33,605
      6,000   Banque Nationale de Paris ...      212,719         303,070
      1,000   Block (H&R) Inc. ............       15,746          44,450
     50,000   Commerzbank AG, ADR .........    1,057,786         895,070
     30,000   Deutsche Bank AG, ADR+ ......    1,726,443       1,932,000
      2,000   Dun and Bradstreet
               Corp.+ .....................       20,476          80,020
      3,500   Fannie Mae ..................      204,581         279,580
      5,000   Fidelity National Corp. .....       39,770          46,250
     25,000   Huntington Bancshares .......      407,250         492,500
      5,000   John Hancock Financial
               Services Inc. ..............      183,000         190,950
     40,000   JP Morgan Chase & Co. .......    1,180,223       1,426,000
      6,000   Leucadia National Corp. .....      197,938         214,500
     15,000   Mellon Financial Corp. ......      458,654         578,850
      3,000   Merrill Lynch & Co. Inc. ....      147,323         166,140
      2,000   MONY Group Inc. .............       47,000          80,640
      4,000   Moody's Corp. ...............       64,841         164,400


                    See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
  SHARES                                           COST           VALUE
--------                                          -----          -------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      3,000   Municipal Mortgage &
               Equity LLC .................  $    60,488       $  72,300
      6,000   Northern Trust Corp. ........       60,300         360,660
     50,000   Phoenix Companies Inc.+ .....      770,093         960,000
     20,000   Schwab (Charles) Corp. ......      270,593         261,800
     20,000   St. Paul Companies Inc. .....      777,999         917,000
     33,000   Sterling Bancorp ............      521,347       1,052,700
     12,000   SunTrust Banks Inc. .........      251,737         800,760
     14,000   T. Rowe Price Group Inc. ....      516,210         545,020
      1,000   Travelers Property
               Casualty Corp.+ ............       18,500          20,000
     30,000   Unitrin Inc. ................    1,083,326       1,206,000
     50,000   Wachovia Corp. ..............    1,593,582       1,854,000
      1,500   Waddell & Reed
               Financial Inc., Cl. A ......       22,275          45,720
     20,000   Wilmington Trust Corp. ......    1,271,062       1,346,200
                                             -----------     -----------
                                              19,397,059      23,484,384
                                             -----------     -----------
              FOOD AND BEVERAGE -- 3.0%
     22,000   Coca-Cola Amatil Ltd.,
               ADR ........................      132,364         136,433
     10,000   Coca-Cola Co. ...............      459,825         522,600
     10,000   Corn Products
               International Inc. .........      260,071         322,000
     40,000   Diageo plc, ADR .............    1,565,333       2,098,800
     25,000   Heinz (H.J.) Co. ............    1,033,056       1,037,500
      2,000   Hershey Foods Corp. .........       89,038         137,080
     25,000   Kellogg Co. .................      706,290         839,250
                                             -----------     -----------
                                               4,245,977       5,093,663
                                             -----------     -----------
              HEALTH CARE -- 1.5%
      5,000   Aventis SA, ADR .............      248,869         343,750
     10,000   Bristol-Myers Squibb Co. ....      476,472         404,900
      3,276   GlaxoSmithKline plc, ADR ....      181,374         153,972
      4,000   Johnson & Johnson ...........       39,338         259,800
      4,000   Merck & Co. Inc. ............      245,590         230,320
      3,000   Pfizer Inc. .................      127,660         119,220
     22,000   Pharmacia Corp. .............      804,129         991,760
        200   Zimmer Holdings Inc.+ .......        6,333           6,810
                                             -----------     -----------
                                               2,129,765       2,510,532
                                             -----------     -----------
              HOTELS AND GAMING -- 0.4%
     20,000   Starwood Hotels & Resorts
               Worldwide Inc. .............      449,930         752,200
                                             -----------     -----------
              METALS AND MINING -- 0.3%
     30,000   Freeport-McMoRan Copper &
               Gold Inc., Cl. B+ ..........      519,346         528,600
                                             -----------     -----------

                                                                 MARKET
  SHARES                                           COST           VALUE
--------                                          -----          -------
              PAPER AND FOREST PRODUCTS -- 0.2%
      4,000   MeadWestvaco Corp. ..........  $   105,992     $   132,600
     10,000   Pactiv Corp.+ ...............      131,006         200,200
                                             -----------     -----------
                                                 236,998         332,800
                                             -----------     -----------
              PUBLISHING -- 1.7%
      8,000   Dow Jones & Co. Inc. ........      408,179         465,760
      1,500   Knight-Ridder Inc. ..........      101,550         103,035
     10,000   McGraw-Hill Companies Inc. ..      502,221         682,500
      3,008   News Corp. Ltd., ADR ........       70,890          86,011
     30,000   Reader's Digest
               Association Inc., Cl. B ....      799,133         714,000
        560   Seat-Pagine Gialle SpA+ .....        1,555             433
      5,000   Tribune Co. .................      207,836         227,300
      1,200   Washington Post Co.,
               Cl. B ......................      700,030         728,436
                                             -----------     -----------
                                               2,791,394       3,007,475
                                             -----------     -----------
              REAL ESTATE -- 0.3%
      2,500   Griffin Land &
               Nurseries Inc.+ ............       11,716          37,250
     10,000   Storage USA Inc. ............      425,300         425,900
                                             -----------     -----------
                                                 437,016         463,150
                                             -----------     -----------
              RETAIL -- 2.0%
     18,000   Albertson's Inc. ............      397,300         596,520
     26,000   Gucci Group NV, ADR .........    2,182,234       2,405,520
      2,000   Sears, Roebuck & Co. ........       51,242         102,540
     10,000   Weis Markets Inc. ...........      300,480         303,500
                                             -----------     -----------
                                               2,931,256       3,408,080
                                             -----------     -----------
              SATELLITE -- 0.1%
     10,000   General Motors Corp.,
               Cl. H+ .....................      213,092         164,500
                                             -----------     -----------
              SPECIALTY CHEMICALS -- 1.8%
     30,000   Albemarle Corp. .............      670,245         826,800
      1,200   Celenese AG .................       16,129          24,936
      1,611   Dow Chemical Co. ............       16,675          52,712
      8,000   E.I. du Pont de
               Nemours and Co. ............      330,550         377,200
     25,000   Ferro Corp. .................      507,657         720,000
     30,000   Great Lakes Chemical Corp. ..      948,115         845,100
      1,500   IMC Global Inc. .............       31,075          22,125
     20,000   Omnova Solutions Inc. .......      155,816         166,000
      2,000   Quaker Chemical Corp. .......       35,225          46,700
                                             -----------     -----------
                                               2,711,487       3,081,573
                                             -----------     -----------
              TELECOMMUNICATIONS -- 9.6%
      8,000   ALLTEL Corp. ................      383,742         444,400
     75,000   AT&T Canada Inc.,
               Cl. B ......................    2,212,819       2,019,750
    110,000   AT&T Corp. ..................    1,944,722       1,727,000
     53,000   BCE Inc. ....................    1,332,050         933,860
     42,000   BellSouth Corp. .............    1,733,348       1,548,120
    150,000   Broadwing Inc.+ .............    1,749,131       1,048,500
    300,000   BT Group plc+ ...............    1,251,761       1,196,172

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
  SHARES                                           COST           VALUE
--------                                          -----          -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     20,000   BT Group plc, ADR+ ..........  $   792,728     $   803,600
     20,000   Cable & Wireless plc,
               ADR ........................      280,767         196,800
     20,000   Citizens Communications
               Co.+ .......................      222,316         215,000
     40,000   Deutsche Telekom AG, ADR ....      697,492         599,200
     20,000   France Telecom SA, ADR ......      696,385         608,200
     50,000   Qwest Communications
               International Inc. .........      747,705         411,000
     30,000   SBC Communications Inc. .....      871,445       1,123,200
     20,000   Sprint Corp. - FON Group ....      356,000         305,800
      1,000   Telecom Italia SpA, ADR .....       31,080          81,750
      7,576   Telefonica SA, ADR ..........       93,590         250,826
     13,500   TELUS Corp. .................      238,092         154,510
      4,500   TELUS Corp., Non-Voting .....       79,364          47,301
     50,000   Verizon Communications
               Inc. .......................    2,003,510       2,282,500
    105,000   WorldCom Inc. -
               MCI Group ..................    1,537,965         620,550
                                             -----------     -----------
                                              19,256,012      16,618,039
                                             -----------     -----------
              WIRELESS COMMUNICATIONS -- 0.6%
     40,180   AT&T Wireless Services
               Inc.+ ......................      612,545         359,611
    295,000   mm02 plc+ ...................      332,695         286,707
     10,000   mm02 plc, ADR+ ..............      121,917          97,900
     35,000   Sprint Corp. - PCS
               Group+ .....................      567,801         360,150
                                             -----------     -----------
                                               1,634,958       1,104,368
                                             -----------     -----------
              TOTAL COMMON STOCKS .........  112,441,593     132,903,529
                                             -----------     -----------

              PREFERRED STOCKS -- 4.5%
              AUTOMOTIVE -- 0.3%
              Ford Motor Co. Capital Trust II,
      1,500    6.500% Cv. Pfd. ............       80,415          84,360
              General Motors Corp.,
     11,000    4.500% Cv. Pfd., Ser. A ....      275,000         300,630
      4,000    5.250% Cv. Pfd., Ser. B ....      100,000         106,320
                                             -----------     -----------
                                                 455,415         491,310
                                             -----------     -----------
              AVIATION: PARTS AND SERVICES -- 0.1%
              Coltec Capital Trust,
      3,000    5.250% Cv. Pfd. (a) ........      129,000         110,573
      2,000    5.250% Cv. Pfd. ............       86,000          76,500
                                             -----------     -----------
                                                 215,000         187,073
                                             -----------     -----------
              BROADCASTING -- 1.0%
              CVC Equity Securities Trust I,
     36,500    6.500% Cv. Pfd. ............    1,303,078       1,259,615
              Granite Broadcasting Corp.,
        319    12.750% Cv. Pfd. ...........      131,997         157,967

                                                                 MARKET
  SHARES                                           COST           VALUE
--------                                          -----          -------
              Rainbow Equity Securities Trust II,
     10,000    6.250% Cv. Pfd. ............  $   225,000     $   242,000
                                             -----------     -----------
                                               1,660,075       1,659,582
                                             -----------     -----------
              COMMUNICATIONS EQUIPMENT -- 0.3%
              Lucent Technologies Capital Trust I,
        500    7.750% Cv. Pfd. ............      500,000         474,125
                                             -----------     -----------
              DIVERSIFIED INDUSTRIAL -- 0.0% WHX Corp.,
     10,000    $3.75 Cv. Pfd., Ser. B .....      109,740          29,000
                                             -----------     -----------
              ENTERTAINMENT -- 0.0%
              Metromedia International Group Inc.,
      3,000    7.250% Cv. Pfd. ............       62,550          15,030
                                             -----------     -----------
              EQUIPMENT AND SUPPLIES -- 0.5%
              Sequa Corp.,
      9,500    $5.00 Cv. Pfd. .............      738,400         800,375
                                             -----------     -----------
              METALS AND MINING -- 0.1%
              Freeport-McMoRan Copper & Gold Inc.,
      6,000    7.000% Cv. Pfd. ............      116,800         113,700
                                             -----------     -----------
              PAPER AND FOREST PRODUCTS -- 0.7%
              Sealed Air Corp.,
     28,000    $2.00 Cv. Pfd.,
                Ser. A ....................    1,075,434       1,283,800
                                             -----------     -----------
              PUBLISHING -- 0.0%
      1,504   News Corp. Ltd.,
               Pfd., ADR, .................       29,110          35,319
                                             -----------     -----------
              TELECOMMUNICATIONS -- 1.5%
              Broadwing Communications,
        100    12.500%, Ser. B ............       70,000          43,000
              Broadwing Inc.,
     49,600    6.750% Cv. Pfd.,
               Ser. B .....................    1,472,639       1,616,960
              Citizens Communications Co.,
     22,000    5.000% Cv. Pfd. ............    1,036,966       1,034,440
                                             -----------     -----------
                                               2,579,605       2,694,400
                                             -----------     -----------
              TOTAL PREFERRED STOCKS ......    7,542,129       7,783,714
                                             -----------     -----------

   PRINCIPAL
    AMOUNT
   --------

              CORPORATE BONDS -- 2.5%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.5%
  1,000,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ...........      816,608         743,750
    100,000   Tenneco Automotive Inc.,
               11.625%, 10/15/09 ..........       57,537          79,000
                                             -----------     -----------
                                                 874,145         822,750
                                             -----------     -----------


                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 MARKET
  SHARES                                           COST           VALUE
--------                                          -----          -------
              CORPORATE BONDS (CONTINUED)
              ENTERTAINMENT -- 0.6%
    100,000   BBN Corp., Sub. Deb. Cv.,
               6.000%, 04/01/12 ...........  $    97,499     $    96,750
                                             -----------     -----------
              CABLE -- 0.3%
    600,000   Charter Communications Inc., Cv.,
               4.750%, 06/01/06 ...........      489,322         469,500
                                             -----------     -----------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
    100,000   Seagate Technology Inc.(a),
               12.500%, 11/15/07 ..........       96,749         114,000
                                             -----------     -----------
              DIVERSIFIED INDUSTRIAL -- 0.1%
    175,000   WHX Corp.,
               10.500%, 04/15/05 ..........       97,435          98,000
                                             -----------     -----------
              ELECTRONICS -- 0.1%
    200,000   Oak Industries Inc., Sub. Deb. Cv.,
               4.875%, 03/01/08 ...........      183,043         170,000
                                             -----------     -----------
  1,100,000   Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21 ...........      848,454         891,000
    150,000   USA Networks Inc.,
               Sub. Deb. Cv.,
               7.000%, 07/01/03 ...........      144,689         154,313
                                             -----------     -----------
                                                 993,143       1,045,313
                                             -----------     -----------
              HEALTH CARE -- 0.3%
    500,000   IVAX Corp. Sub. Deb. Cv.,
               5.500%, 05/15/07 ...........      465,367         450,000
                                             -----------     -----------
              HOTELS AND GAMING -- 0.5%
  1,000,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.,
               5.000%, 05/15/06 ...........      903,623         952,500
                                             -----------     -----------
              TELECOMMUNICATIONS -- 0.0%
    200,000   Williams Communications
               Group Inc.,
               10.875%, 10/01/09 ..........       84,890          31,000
                                             -----------     -----------
              TOTAL CORPORATE BONDS .......    4,285,216       4,249,813
                                             -----------     -----------

 PRINCIPAL                                                        MARKET
  AMOUNT                                           COST           VALUE
--------                                          -----          -------

              U.S. GOVERNMENT OBLIGATIONS -- 16.7%
 28,873,000   U.S. Treasury Bills,
               1.585% to 1.790%++,
               04/04/02 to 07/11/02 .......  $28,811,896     $28,812,250
                                             -----------     -----------
              TOTAL
               INVESTMENTS --  100.7% ..... $153,080,834     173,749,306
                                            ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- (0.7)% ...............    (1,173,300)
                                                              ----------
              NET ASSETS -- 100.0% .......................  $172,576,006
                                                            ============
   ------------------------

              For Federal tax purposes:
              Aggregate cost ...........................    $153,080,834
                                                            ============
              Gross unrealized appreciation ............     $27,150,725
              Gross unrealized depreciation ............      (6,482,253)
                                                            ------------
              Net unrealized appreciation ..............     $20,668,472
                                                            ============

  --------------
  +   Non-income  producing  security.
  ++  Represents  annualized yield at date of purchase.
  (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from the registration, normally to qualified institutional buyers.
      At March 31, 2002, the market value of Rule 144A securities amounted to $698,698 or 0.4% of total net assets.
  ADR American Depositary Receipt.


                 See accompanying notes to financial statements.

                         THE GABELLI EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value
     (Cost $153,080,834) ...................   $ 173,749,306
   Cash ....................................           1,261
   Dividends and interest receivable .......         559,780
   Receivable for investments sold .........         196,590
   Receivable for capital shares sold ......         405,567
                                               -------------
   TOTAL ASSETS ............................     174,912,505
                                               -------------
LIABILITIES:
   Payable for investments purchased .......       2,043,669
   Payable for capital shares redeemed .....          19,591
   Payable for investment advisory fees ....         142,427
   Payable for distribution fees ...........          35,607
   Other accrued expenses ..................          95,205
                                               -------------
   TOTAL LIABILITIES .......................       2,336,499
                                               -------------
   NET ASSETS applicable to 11,574,064
     shares outstanding ....................   $ 172,576,006
                                               =============
NET ASSETS CONSIST OF:
   Capital stock, at par value .............   $      11,574
   Additional paid-in capital ..............     150,628,127
   Accumulated net investment loss .........        (119,766)
   Accumulated net realized gain on investments
     and foreign currency transactions .....       1,387,589
   Net unrealized appreciation on investments
     and foreign currency transactions .....      20,668,482
                                               -------------
   TOTAL NET ASSETS ........................   $ 172,576,006
                                               =============
   NET ASSET VALUE, offering and redemption
     price per share ($172,576,006 / 11,574,064
     shares outstanding; unlimited number of
     shares authorized of $0.001 par value)    $       14.91
                                               =============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes
    of $48,672) ............................   $   1,910,841
   Interest ................................         324,385
                                               -------------
   TOTAL INVESTMENT INCOME .................       2,235,226
                                               -------------
EXPENSES:
   Investment advisory fees ................         732,060
   Distribution fees .......................         183,015
   Shareholder services fees ...............          73,120
   Shareholder report expenses .............          33,613
   Legal and audit fees ....................          26,180
   Custodian fees ..........................          21,868
   Registration fees .......................          11,862
   Directors' fees .........................           7,073
   Miscellaneous expenses ..................           4,368
                                               -------------
   TOTAL EXPENSES ..........................       1,093,159
                                               -------------
   NET INVESTMENT INCOME ...................       1,142,067
                                               -------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain on investments
     and foreign currency transactions .....       1,565,955
   Net change in unrealized appreciation
     (depreciation) on investments and foreign
     currency transactions .................      11,260,718
                                               -------------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS ..........................      12,826,673
                                               -------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................   $  13,968,740
                                               =============


STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                 MARCH 31, 2002         YEAR ENDED
                                                                                   (UNAUDITED)      SEPTEMBER 30, 2001
                                                                       -------------------------------------------------------------
OPERATIONS:
  Net investment income .....................................................    $  1,142,067         $  1,728,951
  Net realized gain on investments and foreign currency transactions ........       1,565,955            2,017,911
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions .......................................      11,260,718           (6,446,766)
                                                                                 ------------         ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................      13,968,740           (2,699,904)
                                                                                 ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .....................................................      (1,261,833)          (2,372,955)
  Net realized short-term gain on investments ...............................        (265,279)            (313,874)
  Net realized long-term gain on investments ................................      (1,408,019)         (10,920,631)
                                                                                 ------------         ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................      (2,935,131)         (13,607,460)
                                                                                 ------------         ------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ................      40,043,458           48,642,169
                                                                                 ------------         ------------
  NET INCREASE IN NET ASSETS ................................................      51,077,067           32,334,805
NET ASSETS:
  Beginning of period .......................................................     121,498,939           89,164,134
                                                                                 ------------         ------------
  End of period (including undistributed income of
    $0 and $72,191, respectively) ...........................................    $172,576,006         $121,498,939
                                                                                 ============         ============


                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $183,015, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2002, other than short term securities, aggregated $38,937,550 and $11,269,583, respectively.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

6. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2002, the Fund paid brokerage commissions of $29,219 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended March 31, 2002.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                 SIX MONTHS ENDED             YEAR ENDED
                                  MARCH 31, 2002          SEPTEMBER 30, 2001
                            -------------------------  -------------------------
                              SHARES       AMOUNT        SHARES       AMOUNT
                            ----------  ------------   ----------  -------------
Shares sold ..............   3,813,836  $ 54,129,902    3,867,039   $57,914,403
Shares issued upon
  reinvestment of dividends    193,558     2,769,313      885,105    12,622,202
Shares redeemed ..........  (1,186,244)  (16,855,757)  (1,453,067)  (21,894,436)
                            ----------  ------------    ---------    ----------
Net increase .............   2,821,150  $ 40,043,458    3,299,077   $48,642,169
                            ==========  ============    =========   ===========

THE GABELLI EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                              SIX MONTHS ENDED
                                               MARCH 31, 2002                 YEAR ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------
                                                 (UNAUDITED)     2001       2000        1999        1998       1997
                                                   ---------  ---------    -------    --------   -------    -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .......    $   13.88  $   16.35    $ 17.58    $ 15.97    $ 17.39    $ 13.81
                                                   ---------  ---------    -------    --------   -------    -------
   Net investment income ......................         0.11       0.25       0.46       0.23       0.22       0.22
   Net realized and unrealized gain
     on investments ...........................         1.20      (0.28)      0.81       2.82       0.29       4.28
                                                   ---------  ---------    -------    --------   -------    -------
   Total from investment operations ...........         1.31      (0.03)      1.27       3.05       0.51       4.50
                                                   ---------  ---------    -------    --------   -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ......................        (0.12)     (0.36)     (0.36)     (0.22)     (0.26)     (0.22)
   Net realized gain on investments ...........        (0.16)     (2.08)     (2.14)     (1.22)     (1.67)     (0.70
                                                   ---------  ---------    -------    --------   -------    -------
   Total distributions ........................        (0.28)     (2.44)     (2.50)     (1.44)     (1.93)     (0.92)
                                                   ---------  ---------    -------    --------   -------    -------
   NET ASSET VALUE, END OF PERIOD .............    $    4.91  $   13.88    $ 16.35    $ 17.58    $ 15.97     $17.39
                                                   ---------  ---------    -------    --------   -------    -------
   Total return+ ..............................         9.53%     (0.43)%     8.41%      19.82%     2.98%     33.98%
                                                   =========  =========    =======    ========   =======    =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .......     $172,576   $121,499    $89,164    $92,111    $79,669    $73,730
   Ratio of net investment income
     to average net assets ....................         1.56%(b)   1.65%      2.85%      1.32%      1.27%      1.42%
   Ratio of operating expenses
     to average net assets (a) ................         1.49%(b)   1.55%      1.66%      1.60%      1.64%      1.78%
   Portfolio turnover rate ....................            9%        41%        33%        39%        35%        43%

--------------------------------
+   Total  return  represents  aggregate  total  return of a  hypothetical
    $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The Fund incurred interest expense during the fiscal year ended September 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%.
(b) Annualized.

                 See accompanying notes to financial statements.

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


               BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

Vincent D. Enright              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL
                                SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                       OFFICERS
Mario J. Gabelli, CFA           Bruce N. Alpert
PRESIDENT AND CHIEF             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                      DISTRIBUTOR
                 Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                     LEGAL COUNSEL
          Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB444Q102SR


                                                                 [PHOTO OMITTED]
                                          PHOTO OF MARIO J. GABELLI, CFA OMITTED

THE
GABELLI
EQUITY
INCOME
FUND

                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2002